EXHIBIT 24

                                POWER OF ATTORNEY

                        1998 EMPLOYEE STOCK PURCHASE PLAN


                  The undersigned directors and officers of NATIONAL COMPUTER SYSTEMS, INC. hereby constitute and appoint J. W. Fenton, Jr. their true and lawful attorney-in-fact and agent, for each of them and in their name, place and stead, in any and all capacities (including without limitation, as Director and/or principal Executive Officer, principal Financial Officer, principal Accounting Officer or any other officer of the Company), to sign a registration statement, and any and all amendments thereto, including post-effective amendments, on Form S-8 relating to the issuance of Common Stock of National Computer Systems, Inc. pursuant to its National Computer Systems, Inc. 1998 EMPLOYEE STOCK PURCHASE PLAN, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 21st day of May, 1998.


/s/ Russell A Gullotti                       /s/ Stephen G. Shank
-----------------------                      -------------------------
    Russell A. Gullotti                          Stephen G. Shank

/s/ David C. Cox                             /s/ John E. Steuri
-----------------------                      -------------------------
    David C. Cox                                 John E. Steuri

/s/ Jean B. Keffeler                         /s/ Jeffrey W. Taylor
-----------------------                      -------------------------
    Jean B. Keffeler                             Jeffrey W. Taylor

/s/ Moses S. Joseph
-----------------------
    Moses S. Joseph